                                   SUPPLEMENT
                            DATED SEPTEMBER 9, 2005
                     TO THE HARTFORD MONEY MARKET HLS FUND
                           CLASS IB SHARES PROSPECTUS
                               DATED MAY 1, 2005

The Prospectus is revised as follows:

ADDITIONAL BREAKPOINTS FOR MONEY MARKET HLS FUND

     As of November 1, 2005, breakpoints have been added to the management fee schedule for MONEY MARKET HLS FUND. Accordingly, effective November 1, 2005, the first paragraph under the heading "Management Fee" on page 9 of the Prospectus, is deleted and replaced with the following:

     The fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life. These fees are based on a stated percentage of the fund's daily net asset value as follows:

MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                       ANNUAL RATE
------------------------                                       -----------
First $2 Billion                                                  0.450%
Next $3 Billion                                                   0.400%
Next $5 Billion                                                   0.380%
Amount over $10 Billion                                           0.370%

     For the year ended December 31, 2004, the investment management fee and administration fee paid by the fund in the aggregate was 0.45% of net assets.

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 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.